                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)    November 25, 2003
                                                  ------------------------------


                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

Delaware                            333-105935               82-0569805
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(State or Other Jurisdiction        (Commission              (IRS Employer
of Incorporation)                   File Number)             Identification No.)


745 Seventh Avenue, New York, New York                                10019
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(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code  (212) 526-7000
                                                    --------------


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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Item 2.  Acquisition or Disposition of Assets.
-------  ------------------------------------

         On November 25, 2003, a single series of certificates, entitled LB-UBS Commercial Mortgage Trust 2003-C8, Commercial Mortgage Pass-Through Certificates, Series 2003-C8 (the "Certificates"), was issued pursuant to a pooling and servicing agreement in the form attached hereto as Exhibit 4.1 (the "Pooling and Servicing Agreement"), entered into by and among Structured Asset Securities Corporation II (the "Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent. Certain classes of the Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class B, Class C and Class D (collectively, the "Underwritten Certificates") were registered under the Registrant's registration statement on Form S-3 (no. 333-105935) and sold to Lehman Brothers Inc. and UBS Securities LLC (collectively, the "Underwriters") pursuant to an underwriting agreement between the Registrant, the Underwriters and the Mortgage Loan Sellers for purposes of Section 5(g) and 7 of the Underwriting Agreement in the form attached hereto as Exhibit 1.1. Certain of the mortgage loans backing the Underwritten Certificates (the "UBS Mortgage Loans") were acquired by the Registrant from UBS Real Estate Investments Inc. ("UBSREI") as seller pursuant to a Mortgage Loan Purchase Agreement (the "UBS/Registrant Mortgage Loan Purchase Agreement") in the form attached hereto as Exhibit 99.1, which agreement contains representations and warranties made by UBSREI to the Registrant with respect to the UBS Mortgage Loans. Similar representations and warranties have been made by the Registrant in the Pooling and Servicing Agreement with respect to the other mortgage loans backing the Underwritten Certificates.


Item 7.  Financial Statements and Exhibits.
-------  ---------------------------------

(a) Financial statements of businesses acquired:
    --------------------------------------------

         Not applicable.

(b) Pro forma financial information:
    --------------------------------

         Not applicable.

(c) Exhibits:
    ---------

Exhibit No.     Description

1.1 Underwriting Agreement among Structured Asset Securities Corporation II as seller, Lehman Brothers Inc. and UBS Securities LLC as underwriters and UBS Real Estate Investments Inc. and Lehman Brothers Holdings Inc., doing business as Lehman Capital, a division of Lehman Brothers Holdings Inc. as Mortgage Loan Sellers for purposes of Section 5(g) and 7.

4.1 Pooling and Servicing Agreement among Structured Asset Securities Corporation II as depositor, Wachovia Bank, National Association as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1 Mortgage Loan Purchase Agreement between UBS Real Estate Investments as seller, UBS Principal Finance LLC as an additional party, and Structured Asset Securities Corporation II as purchaser.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: December 10, 2003


                                               STRUCTURED ASSET SECURITIES
                                               CORPORATION II


                                               By: /s/ David Nass
                                                   -----------------------------
                                                   Name: David Nass
                                                   Title: Vice President





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

EXHIBIT INDEX


                  The following exhibits are filed herewith:


Exhibit No.                                                                                Page No.
-----------                                                                                --------
1.1             Underwriting Agreement among Structured Asset Securities
                Corporation II, as seller, Lehman Brothers Inc. and UBS
                Securities LLC as underwriters and UBS Real Estate Investments
                Inc. and Lehman Brothers Holdings Inc., doing business as Lehman
                Capital, a division of Lehman Brothers Holdings Inc. as Mortgage
                Loan Sellers for purposes of Section 5(g) and 7.

4.1             Pooling and Servicing Agreement among Structured Asset
                Securities Corporation II as depositor, Wachovia Bank, National
                Association as master servicer, Lennar Partners, Inc. as special servicer, LaSalle Bank National Association as trustee and ABN
                AMRO Bank N.V. as fiscal agent.

99.1            Mortgage Loan Purchase Agreement between UBS Real Estate
                Investments Inc, as seller, UBS Principal Finance LLC as an additional party, and Structured Asset Securities Corporation II as purchaser.




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